UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2005

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)


            Delaware                       0-26224               51-0317849
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)



                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On June 28, 2005, Integra LifeSciences Holdings Corporation (the "Company") began implementing the reorganization of its European manufacturing and distribution operations by entering into an agreement with the labor representatives of employees affected by the closing of the facility operated by the Company's subsidiary Integra ME GmbH in Tuttlingen, Germany.

Under the agreement, the Company agreed to the funding of a severance plan to compensate the affected employees at the facility being closed. The total payments under the plan will be approximately $1 million.

The Company will continue discussions of further potential restructurings of its European operations with local labor representatives. The costs of these activities will depend upon various considerations, including the number of employees to be terminated and their locations, the availability of other jobs within the Company, and the level of severance benefits

The Company may incur significant costs over the remainder of this year in connection with employee severance, legal, and other items related to the restructuring. Based on management's assessment, the Company estimates that the costs of its European restructuring activities (including those discussed above) will not exceed $8 million in the aggregate. The Company currently expects these charges to occur over the remainder of 2005.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning the Company's ability to complete the restructuring of its manufacturing and distribution operations and the related costs. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. The Company's ability to complete the restructuring of its manufacturing and distribution operations may affect its operating income. In addition, the economic, competitive, governmental, technological and other factors identified under the heading "Factors That May Affect Our Future Performance" included in the Business section of the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and information contained in subsequent filings with the Securities and Exchange Commission could affect actual results.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

         DATE: JULY 5, 2005            BY: /s/ STUART M. ESSIG
                                           -----------------------------
                                           STUART M. ESSIG
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER